THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage® RIA

Supplement dated January 14, 2025 to the Prospectus dated May 1, 2024

This Supplement outlines a change to the investment options under your individual variable annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged.

The Board of Trustees (the “Board”) of the Goldman Sachs Variable Insurance Trust (the “Trust”) approved a proposal to liquidate the Goldman Sachs Multi-Strategy Alternatives Portfolio (the “Fund”). The Fund will be liquidated on or about April 11, 2025 (the “Liquidation Date”), pursuant to a Plan of Liquidation approved by the Board. The Liquidation Date may be changed without notice at the discretion of the Trust’s officers. If you have invested in this Fund, you may transfer all money out of the Fund and into another Subaccount within your Contract. This transfer may be made any time prior to the close of business on April 11, 2025.

As a result of this liquidation, shares of the Fund will no longer be available for new Contractowners as of the close of business on January 16, 2025. Existing Contractowners may continue to invest in the Fund until April 7, 2025.

If you do not make this transfer prior to the Liquidation Date, your money will be automatically transferred to the Goldman Sachs VIT Government Money Market Fund Subaccount on or about April 11, 2025. Once this transfer occurs, any future allocations of Purchase Payments and/or Contract Value (or Account Value under i4LIFE® Advantage) that you previously designated to the Fund will be allocated to the Goldman Sachs VIT Government Money Market Fund Subaccount. This investment will become your allocation instructions until you tell us otherwise. For complete details regarding this fund liquidation, please refer to the fund’s prospectus.

Please retain this Supplement for future reference.